UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 12, 2008
PRIDE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13289	76-0069030
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5847 San Felipe, Suite 3300
Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 789-1400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On and effective December 12, 2008, the Board of Directors of Pride International, Inc. amended its Bylaws to effect certain changes with respect to the procedures for stockholders to nominate directors and propose other matters for consideration at a meeting of stockholders. In general, the amendments:
•	clarify that the advance notice provisions of the Bylaws are the exclusive means for a stockholder to make director nominations or submit other business before a meeting of stockholders (other than matters properly brought under Rule 14a-8 of the SEC’s proxy rules, which contains its own procedural requirements);

•	provide that notices of stockholder-proposed business and director nominations must be submitted at least 90 days but not more than 120 days prior to the first anniversary of the prior year’s annual meeting date, rather than at least 120 days prior to the scheduled meeting date (with no cut-off date);

•	require that a stockholder proponent and any beneficial owner on whose behalf the nomination or proposal is made fully disclose all ownership interests, including derivatives, hedged positions and other economic and voting interests, and disclose full information regarding any nominees for election as director;

•	permit Pride to require director nominees to complete a written questionnaire in a form provided by Pride and make certain representations to Pride relating to voting commitments, compensation and other economic arrangements and future compliance with Pride’s corporate governance and other policies and guidelines applicable to directors; and

•	clarify the procedure and time periods for stockholders to nominate persons at a special meeting where the Board of Directors proposes that directors are to be elected.
     Under the amended advance notice provisions, notice of stockholder-proposed business or director nominations for the 2009 annual meeting of stockholders will be timely if delivered to, or mailed and received at, Pride’s principal executive office no earlier than January 19, 2009 and no later than February 18, 2009.
     The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the Bylaws being filed with this Report as Exhibit 3.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
          (d)   Exhibits
          3.1   Bylaws of Pride, as amended on December 12, 2008.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ Brian C. Voegele
Brian C. Voegele
Senior Vice President and Chief Financial Officer
Date: December 18, 2008

EXHIBIT INDEX

No.	Description

3.1	Bylaws of Pride, as amended on December 12, 2008.

4